                                                                    Exhibit 99.1


(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                           $502,087,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE


                                 OCTOBER 6, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                                   TERM SHEET

                                 OCTOBER 6, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-HE2

                           $502,087,000 (APPROXIMATE)

                               SUBJECT TO REVISION

                                                                                                 EXPECTED   STATED
                                            WAL (YRS)    PAYMENT WINDOW                           FINAL     FINAL      EXPECTED
               APPROX                       (CALL(4)/      (CALL(4)/        PAYMENT   INTEREST   MATURITY  MATURITY     RATINGS
  CLASS       SIZE ($)       COUPON        MATURITY)       MATURITY)         DELAY    ACCRUAL      (4)        (5)    (FITCH / S&P)
----------  -----------    -----------     -----------  ----------------    -------  ----------  --------  --------  -------------
CLASS A-1A  192,915,000  LIBOR + [ ] (1),  2.33 / 2.56   1 - 84 / 1 - 202      0     Actual/360  Oct-2011  Aug-2035    AAA/[AAA]
                                (2)

CLASS A-1B   12,776,000  LIBOR + [ ] (1),  2.33 / 2.58   1 - 84 / 1 - 206      0     Actual/360  Oct-2011  Aug-2035    AAA/[AAA]
                                (2)

CLASS A-2A  112,974,000  LIBOR + [ ] (1),  1.00 / 1.00    1 - 22 / 1 - 22      0     Actual/360  Aug-2006  Aug-2035    AAA/[AAA]
                                (2)

CLASS A-2B   69,225,000  LIBOR + [ ] (1),  3.00 / 3.00   22 - 68 / 22 - 68     0     Actual/360  Jun-2010  Aug-2035    AAA/[AAA]
                                (2)

CLASS A-2C   23,492,000  LIBOR + [ ] (1),  6.76 / 8.80  68 - 84 / 68 - 206     0     Actual/360  Oct-2011  Aug-2035    AAA/[AAA]
                                (2)

CLASS M-1    35,772,000  LIBOR + [ ] (1),  4.85 / 5.41  41 - 84 / 41 - 168     0     Actual/360  Oct-2011  Aug-2035     AA/[AA+]
                                (3)

CLASS M-2    21,718,000  LIBOR + [ ] (1),  4.74 / 5.23  39 - 84 / 39 - 149     0     Actual/360  Oct-2011  Aug-2035     A/[AA-]
                                (3)

CLASS M-3     7,665,000  LIBOR + [ ] (1),  4.70 / 5.13  39 - 84 / 39 - 132     0     Actual/360  Oct-2011  Aug-2035     A-/[A+]
                                (3)

CLASS B-1     7,665,000  LIBOR + [ ] (1),  4.68 / 5.06  38 - 84 / 38 - 123     0     Actual/360  Oct-2011  Aug-2035    BBB+/[A-]
                                (3)

CLASS B-2     7,665,000  LIBOR + [ ] (1),  4.67 / 4.95  38 - 84 / 38 - 113     0     Actual/360  Oct-2011  Aug-2035     BBB/[A-]
                                (3)

CLASS B-3     5,110,000  LIBOR + [ ] (1),  4.66 / 4.80   37 - 84 / 37 - 99     0     Actual/360  Oct-2011  Aug-2035   BBB-/[BBB+]
                                (3)

CLASS B-4     5,110,000  LIBOR + [ ] (1),  4.55 / 4.56   37 - 84 / 37 - 87     0     Actual/360  Oct-2011  Aug-2035    NR / [BBB]
                                (3)
TOTAL:      502,087,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                     212-449-3659     scott_soltas@ml.com
Vince Mora                       212-449-1437     vince_morajr@ml.com
Charles Sorrentino               212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                      212-449-0752     matthew_whalen@ml.com
Tom Saywell                      212-449-2122     tom_saywell@ml.com
Paul Park                        212-449-6380     paul_park@ml.com
Alan Chan                        212-449-8140     alan_chan@ml.com
Fred Hubert                      212-449-5071     fred_hubert@ml.com
Alice Chu                        212-449-1701     alice_chu@ml.com
Sonia Lee                        212-449-5067     sonia_lee@ml.com
Calvin Look                      212-449-5029     calvin_look@ml.com

FITCH
-----
Rachel Brach                     212-908-0224     rachel.brach@fitchratings.com

STANDARD & POOR'S
-----------------
Michael Mccormick                212-438-2465     michael_mccormick1@sandp.com


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


TITLE OF CERTIFICATES      Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                           Asset-Backed Certificates Series 2004-HE2, consisting of:
                           Class A-1A and Class A-1B Certificates (collectively, the "Class A-1 Certificates"),
                           Class A-2A, Class A-2B and Class A-2C Certificates
                           (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class
                           A Certificates"),
                           Class M-1, Class M-2 and Class M-3 Certificates
                           (collectively, the "Class M Certificates"), and
                           Class B-1, Class B-2, Class B-3 and Class B-4
                           Certificates (collectively, the "Class B
                           Certificates")
                           The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class
                           B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           and J.P. Morgan Securities Inc.

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

SELLER                     Merrill Lynch Mortgage Capital Inc.

SERVICER                   Wilshire Credit Corporation

TRUSTEE                    Wells Fargo Bank, N.A.

CUT-OFF DATE               October 1, 2004

PRICING DATE               On or about October [8], 2004

CLOSING DATE               On or about October [21], 2004

DISTRIBUTION DATES         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November
                           2004.

ERISA CONSIDERATIONS       The Offered Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Offered
                           Certificates.

LEGAL INVESTMENT           The Offered Certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2



OPTIONAL TERMINATION       The Trustee will be required to effect an auction of
                           the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Mortgage Loans, plus accrued interest on the Mortgage Loans, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                           Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS             The mortgage loans will consist of fixed rate and
                           adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated by First
                           NLC (56.62%), Fieldstone (20.40%), Fremont (14.66%)
                           and CIT (8.32%) and serviced by the Wilshire Credit
                           Corporation. The information described herein is based on a pool of Mortgage Loans having an aggregate principal balance of approximately $511,034,204, as of the Cut-Off Date.

TOTAL DEAL SIZE            Approximately $502,087,000

ADMINISTRATIVE FEES        The Servicer and the Trustee will be paid fees
                           aggregating 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS        1. Excess interest
                           2. Over-Collateralization
                           3. Subordination

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.75% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.75% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                           Initial: Approximately 1.75% of original balance

                           Target: 1.75% of original balance before stepdown, 3.50% of current balance after stepdown

                           Floor:   0.50% of original balance

                           (PRELIMINARY AND SUBJECT TO REVISION)


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


SUBORDINATION (1):               CLASSES         RATING (F/S)    SUBORDINATION
                                 -------         ------------    -------------
                                 Class A           AAA/[AAA]        19.50%
                                Class M-1          AA/[AA+]         12.50%
                                Class M-2           A/[AA-]          8.25%
                                Class M-3           A-/[A+]          6.75%
                                Class B-1          BBB+/[A-]         5.25%
                                Class B-2          BBB/[A-]          3.75%
                                Class B-3         BBB-/[BBB+]        2.75%
                                Class B-4          NR/[BBB]          1.75%

CLASS SIZES:                     CLASSES         RATING (F/S)     CLASS SIZES
                                 -------         ------------     -----------
                                 Class A           AAA/[AAA]        80.50%
                                Class M-1          AA/[AA+]          7.00%
                                Class M-2           A/[AA-]          4.25%
                                Class M-3           A-/[A+]          1.50%
                                Class B-1          BBB+/[A-]         1.50%
                                Class B-2          BBB/[A-]          1.50%
                                Class B-3         BBB-/[BBB+]        1.00%
                                Class B-4          NR/[BBB]          1.00%

INTEREST ACCRUAL           Interest will initially accrue from the Closing Date
                           to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP             If the 10% optional termination does not occur on the
                           first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B
                           Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP        The pass-through rates of the Offered Certificates on
                           each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds
                           Cap will be paid only on a subordinated basis. "Net
                           Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT               The trust fund will own a one-month LIBOR cap
                           contract purchased for the benefit of the Offered
                           Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap equal to 8.87% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 26. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized
                           Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

(1)The subordination includes the initial over-collateralization level of approximately 1.75%.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


MAXIMUM RATE CAP           The pass-through rates of the Offered Certificates
                           will also be subject to the "Maximum Rate Cap". For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage
                           Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

BASIS RISK REIMBURSEMENT   If on any Distribution Date the pass-through rate is
                           limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 8.87% per annum
                           (which is the rate shown under the heading, "1ML
                           Strike, Upper Collar" in the table entitled "One
                           Month LIBOR Cap Table" shown on page 26) (provided however, that on any Distribution Date on which One
                           Month LIBOR is less then the "Lower Collar (%)" on the cap contract, then such interest shall be limited solely by the Maximum Rate Cap), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                           Date until paid (herein referred to as "Carryover").
                           Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


CASHFLOW PRIORITY          1. Administrative Fees.

                           2. Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, and then to the Class B-4 Certificates.

                           3. Available principal funds, as follows: monthly
                              principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           4. Excess interest in the order as described under
                              "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           5. Excess interest to pay subordinate principal
                              shortfalls.

                           6. Excess interest to pay Carryover resulting from
                              imposition of the Available Funds Cap.

                           7. Any remaining amount will be paid in accordance
                              with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                           Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be distributed pro rata between the Class A-1 and Class A-2 Certificates.

         Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates, or if the Certificate principal balance of the Class A-1A Certificates has been reduced to zero, solely to the Class A-1B Certificates. Notwithstanding the foregoing, on any Distribution Date following the Distribution Date on which the aggregate Certificate principal balance of the Subordinate Certificates has been reduced to zero, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

         Principal distributions allocated to the Class A-2 Certificates will be allocated first to the Class A-2A Certificates until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates until their Class Certificate Balance has been reduced to zero and then to the Class A-2C Certificates until their Class Certificate Balance has been reduced to zero.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, and eighth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

                   CLASS A                              39.00%*
                   CLASS M-1                            25.00%*
                   CLASS M-2                            16.50%*
                   CLASS M-3                            13.50%*
                   CLASS B-1                            10.50%*
                   CLASS B-2                            7.50%*
                   CLASS B-3                            5.50%*
                   CLASS B-4                            3.50%*
                   *includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2007 Distribution
         Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Trigger Event does not exist.

SUBORDINATE                The first Distribution Date on which the Required
CLASS PRINCIPAL            Percentage (i.e., the sum of the outstanding
DISTRIBUTION               principal balance of the subordinate Certificates and
DATE                       the O/C amount divided by the aggregate stated
                           principal balance of the Mortgage Loans, as of the
                           end of the related due period) is greater than or
                           equal to the Senior Specified Enhancement Percentage
                           (including O/C), which is equal to two times the
                           initial Class A subordination percentage.
                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                           39.00%
                           or
                           (17.75%+1.75%)*2


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


TRIGGER EVENT              The situation that exists with respect to any
                           Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                           Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                           (including Mortgage Loans in foreclosure and REO
                           Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer
                           Remittance Date, equals or exceeds the product of (i)
                           [ ]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off
                           Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss
                           Percentage shown below.

                           DISTRIBUTION DATE OCCURRING    REQUIRED LOSS PERCENTAGE
                           ---------------------------    ------------------------
                           November 2007 - October 2008   []% with respect to November 2007, plus an additional 1/12th of
                                                          []% for each month thereafter
                           November 2008 - October 2009   []% with respect to November 2008, plus an additional 1/12th of
                                                          []% for each month thereafter
                           November 2009 - October 2010   []% with respect to November 2009, plus an additional 1/12th of
                                                          []% for each month thereafter
                           November 2010 and thereafter   []%

PROSPECTUS                 The Offered Certificates will be offered pursuant to
                           a Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES       The following tables describe the mortgage loans and
                           the related mortgaged properties as of the Cut-Off
                           Date. The sum of the columns below may not equal the total indicated due to rounding.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance                                                                 $511,034,204
Aggregate Original Principal Balance                                                                    $512,832,933
Number of Mortgage Loans                                                                                   3,075

                                                 MINIMUM                        MAXIMUM                  AVERAGE (1)
                                                 -------                        -------                  -----------
Original Principal Balance                       $10,950                       $658,800                   $166,775
Outstanding Principal Balance                    $10,910                       $657,703                   $166,190

                                                 MINIMUM                        MAXIMUM             WEIGHTED AVERAGE (2)
                                                 -------                        -------             --------------------
Original Term (mos)                                120                            360                       356
Stated remaining Term (mos)                        112                            358                       351
Loan Age (mos)                                      2                             13                         5
Current Interest Rate                            4.500%                         14.750%                    7.003%
Initial Interest Rate Cap(4)                     1.000%                         3.000%                     2.984%
Periodic Rate Cap(4)                             1.000%                         2.000%                     1.031%
Gross Margin(4)                                  4.400%                         10.850%                    6.535%
Maximum Mortgage Rate(4)                         8.640%                         18.875%                   13.657%
Minimum Mortgage Rate(4)                         4.400%                         11.000%                    6.879%
Months to Roll(4)                                   5                             56                         25
Original Loan-to-Value                           17.50%                         100.00%                    82.93%
Credit Score (3)                                   500                            815                       647

                                                                                EARLIEST                   LATEST
                                                                                --------                   ------
Maturity Date                                                                  02/23/14                   08/01/34

LIEN POSITION                           PERCENT OF MORTGAGE POOL
-------------                           ------------------------
1st Lien                                                    97.63%
2nd Lien                                                     2.37%

OCCUPANCY                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Primary                                                     93.05%
Second Home                                                  2.57%
Investment                                                   4.38%

LOAN TYPE                               PERCENT OF MORTGAGE POOL
---------                               ------------------------
Fixed Rate                                                  33.82%
ARM                                                         66.18%

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
-----------------                       ------------------------
Fully Amortizing                                            75.60%
Interest Only                                               23.51%
Balloon                                                      0.89%

YEAR OF ORIGINATION        PERCENT OF MORTGAGE POOL
-------------------        ------------------------
2003                                          0.12%
2004                                         99.88%

LOAN PURPOSE               PERCENT OF MORTGAGE POOL
------------               ------------------------
Purchase                                     46.92%
Refinance - Rate/Term                         3.75%
Refinance - Cashout                          49.33%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                                73.58%
Planned Unit Development                      8.74%
Townhouse                                     0.64%
Condominium                                   7.75%
2-4 Family                                    9.26%
Manufactured Housing                          0.03%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

MORTGAGE RATES

                                               AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                         MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
MORTGAGE RATES                    LOANS       OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
--------------                    -----       -----------        ----       ------      -----     -----------      ---        ---
5.500% or less                       92         $23,316,742       4.56%      5.310%       688       $253,443      78.18%     69.20%

5.501% to 6.000%                    327          78,643,446      15.39       5.830        683        240,500      78.16      59.22

6.001% to 6.500%                    430          89,822,035      17.58       6.328        667        208,888      81.00      43.00

6.501% to 7.000%                    640         124,583,673      24.38       6.826        651        194,662      83.80      45.41

7.001% to 7.500%                    446          74,459,974      14.57       7.320        625        166,951      84.67      60.90

7.501% to 8.000%                    394          56,842,935      11.12       7.792        622        144,271      85.58      63.13

8.001% to 8.500%                    193          25,315,092       4.95       8.309        596        131,166      85.00      66.24

8.501% to 9.000%                    177          16,955,857       3.32       8.801        585         95,796      85.71      78.26

9.001% to 9.500%                     66           5,498,986       1.08       9.272        577         83,318      82.48      76.18

9.501% to 10.000%                    44           3,347,293       0.66       9.785        584         76,075      86.09      74.87

10.001% to 10.500%                   23           1,726,256       0.34      10.272        634         75,055      87.41      49.15

10.501% to 11.000%                   37           1,808,164       0.35      10.802        634         48,869      95.07      55.11

11.001% to 11.500%                   15             464,461       0.09      11.319        650         30,964      87.92      49.43

11.501% to 12.000%                   53           2,801,710       0.55      11.834        645         52,862      98.38      15.06

12.001% to 12.500%                   54           2,283,470       0.45      12.255        630         42,286      99.21      19.44

12.501% to 13.000%                   23           1,056,859       0.21      12.852        661         45,950      99.03      10.62

13.001% to 13.500%                   23             994,831       0.19      13.281        668         43,254      99.37       3.98

13.501% to 14.000%                   23             643,938       0.13      13.855        650         27,997      99.34       0.00

14.001% to 14.500%                   14             441,500       0.09      14.231        641         31,536      97.57       2.47

14.501% to 15.000%                    1              26,983       0.01      14.750        631         26,983     100.00       0.00

TOTAL:                            3,075        $511,034,204     100.00%      7.003%       647       $166,190      82.93%     54.59%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 14.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.003% per annum.

REMAINING MONTHS TO STATED MATURITY

                                              AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF                      MORTGAGE         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
REMAINING TERMS (MONTHS)       LOANS         OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
------------------------       -----         -----------        ----       ------      -----     -----------      ---        ---
109 to 120                         3           $286,999          0.06%     6.674%         620      $95,666      56.21%     18.76%

169 to 180                       173          9,011,231          1.76      9.565          636       52,088      84.03      50.98

229 to 240                        45          3,726,282          0.73      7.882          634       82,806      80.07      67.98

289 to 300                         1            363,421          0.07      6.875          623      363,421      95.00     100.00

337 to 348                         1             70,376          0.01      6.750          605       70,376      80.00     100.00

349 to 360                     2,852        497,575,896         97.37      6.950          647      174,466      82.94      54.54

TOTAL:                         3,075       $511,034,204        100.00%     7.003%         647     $166,190      82.93%     54.59%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 112 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                              NUMBER OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE     MORTGAGE         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
LOAN PRINCIPAL BALANCES         LOANS         OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
-----------------------         -----         -----------        ----       ------      -----     -----------      ---        ---
$50,000 or less                 326          $11,185,593          2.19%    10.105%       636         $34,312      89.03%     52.66%

$50,001 to $100,000             654           50,655,801          9.91      8.034        625          77,455      83.16      68.60

$100,001 to $150,000            687           85,974,128         16.82      7.296        630         125,144      83.40      69.97

$150,001 to $200,000            461           80,201,100         15.69      7.013        641         173,972      83.69      58.46

$200,001 to $250,000            339           75,394,878         14.75      6.831        645         222,404      83.75      55.03

$250,001 to $300,000            222           60,635,657         11.87      6.641        656         273,134      82.14      42.76

$300,001 to $350,000            159           51,559,491         10.09      6.590        660         324,274      83.45      42.71

$350,001 to $400,000            121           45,386,938          8.88      6.324        666         375,099      81.19      40.41

$400,001 to $450,000             38           16,115,406          3.15      6.286        677         424,090      78.96      49.58

$450,001 to $500,000             52           25,027,548          4.90      6.605        673         481,299      80.49      41.95

$500,001 to $550,000              7            3,636,258          0.71      6.077        680         519,465      79.83      56.85

$550,001 to $600,000              8            4,603,705          0.90      6.898        653         575,463      80.19      50.18

$650,001 to $700,000              1              657,703          0.13      5.890        713         657,703      90.00     100.00

TOTAL:                        3,075         $511,034,204        100.00%     7.003%       647        $166,190      82.93%     54.59%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,910 to approximately $657,703 and the average outstanding principal balance of the Mortgage Loans was approximately $166,190.


PRODUCT TYPES

                                               AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                              NUMBER OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                               MORTGAGE         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
PRODUCT TYPES                   LOANS         OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
-------------                   -----         -----------        ----       ------      -----     -----------      ---        ---
Balloon Loans                    127           $4,540,775        0.89%      11.694%      652        $35,754      97.24%     42.79%

10 to 14 Year Fixed Loans          2              260,642        0.05        6.605       623        130,321      59.48      10.54

15 to 19 Year Fixed Loans         46            4,470,456        0.87        7.403       620         97,184      70.61      59.29

20 to 24 Year Fixed Loans         44            3,621,780        0.71        7.919       633         82,313      80.07      67.05

25 to 29 Year Fixed Loans          1              363,421        0.07        6.875       623        363,421      95.00     100.00

30 Year Fixed Loans              938          159,582,335       31.23        7.006       666        170,130      80.71      61.99

Six-Month LIBOR Loan               1               40,808        0.01        7.825       589         40,808      85.00       0.00

2/28 LIBOR ARM Loans           1,094          194,182,823       38.00        6.861       643        177,498      86.47      58.86

3/27 LIBOR ARM Loans             793          138,695,591       27.14        7.025       631        174,900      80.56      39.44

5/25 LIBOR ARM Loans              21            3,227,323        0.63        6.064       657        153,682      83.93      75.13

5/25 Treasury ARM Loans            8            2,048,250        0.40        7.264       658        256,031      80.48      59.86

TOTAL:                         3,075         $511,034,204      100.00%       7.003%      647       $166,190      82.93%     54.59%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


ADJUSTMENT TYPE

                                               AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                              NUMBER OF        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                               MORTGAGE         BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
ADJUSTMENT TYPE                 LOANS         OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC
---------------                 -----         -----------        ----       ------      -----     -----------      ---        ---
ARM                             1,917         $338,194,795       66.18%     6.923%       639        $176,419      83.98%     51.05%
Fixed Rate                      1,158          172,839,409       33.82      7.158        663         149,257      80.87      61.52
TOTAL:                          3,075         $511,034,204      100.00%     7.003%       647        $166,190      82.93%     54.59%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                             NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                             MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION        LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
-----------------------        -----      -----------        ----        ------      -----      -----------       ---         ---
Arizona                         96        $12,119,916          2.37%      7.072%      649        $126,249        84.31%     36.97%

Arkansas                        11            978,967          0.19       7.823       638          88,997        92.84      70.40

California                     771        190,631,875         37.30       6.543       664         247,253        79.79      37.72

Colorado                        78         14,920,822          2.92       6.886       641         191,293        90.73      68.43

Connecticut                     28          4,620,617          0.90       7.911       632         165,022        84.15      71.67

Delaware                         3            419,383          0.08       7.137       608         139,794        78.40     100.00

District of Columbia             1            292,000          0.06       6.400       696         292,000        80.00       0.00

Florida                        530         69,692,773         13.64       7.491       631         131,496        83.34      65.71

Georgia                         33          4,202,947          0.82       7.428       612         127,362        87.60      81.17

Hawaii                           8          1,894,288          0.37       6.407       693         236,786        84.13      55.56

Idaho                            7            599,791          0.12       7.196       656          85,684        82.91      92.52

Illinois                       244         40,238,824          7.87       7.307       624         164,913        84.12      66.03

Indiana                         61          4,398,621          0.86       7.731       605          72,109        85.49      89.71

Iowa                            29          2,491,148          0.49       8.353       616          85,902        91.44     100.00

Kansas                          24          2,781,376          0.54       7.771       637         115,891        95.15      90.84

Kentucky                        11          1,125,879          0.22       7.091       613         102,353        84.34      42.01

Louisiana                       19          2,313,438          0.45       7.715       599         121,760        82.73      45.81

Maryland                       101         17,187,744          3.36       7.406       636         170,176        85.14      56.37

Massachusetts                   44         11,234,253          2.20       6.934       660         255,324        79.90      62.28

Michigan                       115         12,590,281          2.46       7.894       608         109,481        87.16      69.46

Minnesota                       26          4,620,994          0.90       7.125       640         177,731        86.27      59.63

Mississippi                      1             75,000          0.01       7.550       635          75,000       100.00     100.00

Missouri                        39          3,634,173          0.71       7.691       612          93,184        90.68      78.42

Montana                          2            188,046          0.04       6.356       656          94,023        89.33     100.00

Nebraska                         3            197,682          0.04       7.096       693          65,894        76.25     100.00

Nevada                          54          8,945,397          1.75       6.947       655         165,656        81.64      41.43

New Hampshire                    1            160,973          0.03       5.750       723         160,973        62.55     100.00

New Jersey                      12          3,125,613          0.61       7.051       634         260,468        85.59      47.58

New Mexico                       2            192,888          0.04       8.414       589          96,444        84.42     100.00

New York                        65         19,969,160          3.91       6.552       691         307,218        83.90      54.55

North Carolina                  85          7,964,150          1.56       7.763       617          93,696        86.44      89.16

Ohio                            59          6,009,274          1.18       7.058       628         101,852        84.90      73.14

Oklahoma                        15          1,490,551          0.29       7.493       634          99,370        89.23      82.05

Oregon                          28          3,302,277          0.65       6.796       659         117,938        82.26      61.30

Pennsylvania                   128         12,540,153          2.45       7.148       641          97,970        85.91      76.73

Rhode Island                    20          3,776,364          0.74       7.144       644         188,818        79.26      53.06

South Carolina                   9          1,041,484          0.20       6.731       594         115,720        82.93      93.10

South Dakota                     2            128,536          0.03       8.025       631          64,268        87.64     100.00

Tennessee                       39          4,101,748          0.80       7.518       629         105,173        89.03      76.22

Texas                           89          9,963,693          1.95       7.171       653         111,952        84.31      61.33

Utah                            27          3,827,939          0.75       6.817       658         141,776        85.03      37.27

Virginia                        53          6,457,143          1.26       7.614       625         121,833        86.23      69.67

Washington                      77         12,159,308          2.38       6.888       638         157,913        85.68      64.58

West Virginia                    4            324,233          0.06       6.050       620          81,058        75.50      66.60

Wisconsin                       20          1,902,420          0.37       7.548       622          95,121        81.36      65.26

Wyoming                          1            200,065          0.04       6.990       636         200,065       100.00     100.00

TOTAL:                       3,075       $511,034,204        100.00%      7.003%      647        $166,190        82.93%     54.59%


(1) No more than approximately 0.77% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                          NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
RANGE OF ORIGINAL         MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
LOAN-TO-VALUE RATIOS        LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
--------------------        -----      -----------        ----        ------      -----      -----------       ---         ---
50.00% or less                 62        $8,016,277        1.57%      6.617%       644        $129,295        40.84%     44.42%

50.01% to 55.00%               29         4,060,210        0.79       6.909        649         140,007        52.56      54.67

55.01% to 60.00%               33         5,453,484        1.07       6.826        647         165,257        57.51      45.59

60.01% to 65.00%               62        10,649,819        2.08       6.466        637         171,771        63.44      68.78

65.01% to 70.00%              119        20,714,849        4.05       6.896        626         174,074        68.75      53.81

70.01% to 75.00%              185        29,845,599        5.84       6.973        628         161,328        73.99      45.59

75.01% to 80.00%            1,108       216,436,146       42.35       6.641        660         195,339        79.79      38.25

80.01% to 85.00%              287        46,696,256        9.14       7.200        612         162,705        84.49      63.51

85.01% to 90.00%              419        74,017,879       14.48       7.047        643         176,654        89.70      66.41

90.01% to 95.00%              179        26,483,014        5.18       7.318        652         147,950        94.64      83.83

95.01% to 100.00%             592        68,660,672       13.44       8.032        647         115,981        99.87      79.85

TOTAL:                      3,075      $511,034,204      100.00%      7.003%       647        $166,190        82.93%     54.59%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.50% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.37% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.10%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.76%.

LOAN PURPOSE

                                         AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                           MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
LOAN PURPOSE                 LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
------------                 -----      -----------        ----        ------      -----      -----------       ---         ---
Refinance - Cashout         1,494      $252,102,883         49.33%      7.008%      631         $168,744        81.67%     64.04%

Purchase                    1,455       239,784,195         46.92       6.982       665          164,800        84.38      43.79

Refinance - Rate Term         126        19,147,126          3.75       7.196       625          151,961        81.36      65.51

TOTAL:                      3,075      $511,034,204        100.00%      7.003%      647         $166,190        82.93%     54.59%

PROPERTY TYPE

                                         AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                           MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
PROPERTY TYPE                LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
------------                 -----      -----------        ----        ------      -----      -----------       ---         ---
Single Family                2,346       $376,006,032       73.58%      7.008%       644        $160,275        83.04%     55.46%

Townhouse                       22          3,277,374        0.64       7.595        643         148,972        86.21      37.50

Condominium                    253         39,629,109        7.75       7.008        658         156,637        81.88      46.92

Two-to-Four Family             216         47,299,279        9.26       6.947        664         218,978        80.54      54.62

Planned Unit Development       236         44,674,466        8.74       6.966        648         189,299        85.17      55.14

Manufactured Housing             2            147,944        0.03       7.086        639          73,972        86.94     100.00

TOTAL:                       3,075       $511,034,204      100.00%      7.003%       647        $166,190        82.93%     54.59%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY



DOCUMENTATION

                                         AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                           MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
CIT UNDERWRITING             LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
----------------             -----      -----------        ----        ------      -----      -----------       ---         ---
Full Documentation             217      $25,413,057        4.97%       6.572%       626         $117,111        84.84%    100.00%

No Income Verification         109       15,513,210        3.04        6.646        666          142,323        79.43       0.00

24 Month Bank Statements        13        1,327,894        0.26        6.610        608          102,146        84.91       0.00

12 Month Bank Statements         1          167,388        0.03        5.600        703          167,388        90.00       0.00

Stated Income                    1           94,354        0.02       11.750        538           94,354        70.00       0.00

SUB-TOTAL:                     341      $42,515,903       8.32%       6.608%        640         $124,680       82.86%     59.77%

FIELDSTONE UNDERWRITING
Full Documentation             405      $70,766,621      13.85%       6.926%        648         $174,732       86.61%    100.00%

Stated Income                   94       21,109,252        4.13        6.893        702          224,567        76.65       0.00

24 Month Bank Statements        28        6,685,123        1.31        6.649        645          238,754        84.22       0.00

12 Month Bank Statements        22        5,158,182        1.01        6.759        653          234,463        77.32       0.00

Lite Documentation               3          469,121        0.09        7.463        618          156,374        78.17       0.00

1099                             1           43,464        0.01        7.650        638           43,464        80.00       0.00

SUB-TOTAL:                     553     $104,231,764      20.40%       6.896%        659         $188,484       83.94%     67.89%

FIRST NLC UNDERWRITING
No Income Verification         901     $155,592,519      30.45%       7.142%        653         $172,689       80.99%      0.00%

Full Documentation             971      133,767,666       26.18        7.334        616          137,763        84.32     100.00

SUB-TOTAL:                   1,872     $289,360,185      56.62%       7.231%        636         $154,573       82.53%     46.23%

FREMONT UNDERWRITING
Full Documentation             217      $49,035,723       9.60%       6.407%        680         $225,971       85.11%    100.00%

Stated Income                   79       21,129,915        4.13        6.787        674          267,467        79.82       0.00

Easy Documentation              13        4,760,715        0.93        6.087        655          366,209        76.92       0.00
SUB-TOTAL:                     309      $74,926,353       14.66%       6.494%       677         $242,480        83.10%     65.45%

TOTAL:                       3,075     $511,034,204      100.00%       7.003%       647         $166,190        82.93%     54.59%

OCCUPANCY

                                         AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
                           MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
OCCUPANCY                    LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
---------                    -----      -----------        ----        ------      -----      -----------       ---         ---
Primary                      2,828     $475,518,978        93.05%       6.997%       645        $168,147       83.22%     54.72%

Investment                     152       22,377,343         4.38        7.346        680         147,219       79.61      60.84

Second Home                     95       13,137,884         2.57        6.632        680         138,294       78.15      39.33

TOTAL:                       3,075     $511,034,204       100.00%       7.003%       647        $166,190       82.93%     54.59%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY



MORTGAGE LOANS AGE SUMMARY

                                        AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                          NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
MORTGAGE LOANS AGE        MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
(MONTHS)                    LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
--------                    -----      -----------        ----        ------      -----      -----------       ---         ---
2                              81         $9,801,795        1.92%      7.864%       619        $121,010        83.27%     64.30%

3                             464         71,643,003       14.02       7.675        638         154,403        83.35      46.12

4                             855        140,382,010       27.47       7.142        648         164,189        81.95      55.49

5                             748        123,875,291       24.24       6.863        641         165,609        84.10      55.95

6                             795        141,682,198       27.72       6.644        655         178,217        82.44      56.27

7                              79         16,745,283        3.28       6.568        663         211,966        84.54      47.26

8                              50          6,392,614        1.25       6.857        656         127,852        82.83      68.18

9                               1            379,606        0.07       6.990        602         379,606        90.00     100.00

11                              1             62,026        0.01       9.200        667          62,026        80.00       0.00

13                              1             70,376        0.01       6.750        605          70,376        80.00     100.00

TOTAL:                      3,075       $511,034,204      100.00%      7.003%       647        $166,190        82.93%     54.59%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                          NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
ORIGINAL PREPAYMENT       MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
PENALTY TERM                LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
------------                -----      -----------        ----        ------      -----      -----------       ---         ---
None                         581       $80,727,510         15.80%      7.509%      634         $138,946      83.55%       58.28%

6 Months                      21         2,491,832          0.49       7.720       630          118,659      95.46        96.79

12 Months                     95        22,060,148          4.32       6.822       662          232,212      81.09        52.93

24 Months                    864       163,627,644         32.02       6.781       650          189,384      86.63        58.92

30 Months                     11         2,372,963          0.46       6.651       667          215,724      85.74        57.53

36 Months                  1,494       238,370,106         46.64       7.000       648          159,552      80.23        50.24

60 Months                      9         1,384,002          0.27       6.273       667          153,778      75.62        23.28

TOTAL:                     3,075      $511,034,204        100.00%      7.003%      647         $166,190      82.93%       54.59%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


CREDIT SCORES

                                     AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                       NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE     PERCENT
RANGE OF               MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL
CREDIT SCORES            LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING       LTV         DOC
-------------            -----      -----------        ----        ------      -----      -----------       ---         ---
500 to 500                  2          $241,302        0.05%      8.244%        500           $120,651      77.64%    100.00%

501 to 525                 56         6,821,503        1.33       8.498         513            121,813      75.20     100.00

526 to 550                160        21,227,742        4.15       8.180         539            132,673      76.57      85.43

551 to 575                182        25,046,709        4.90       7.708         561            137,619      79.60      78.66

576 to 600                323        42,820,327        8.38       7.485         589            132,571      85.17      69.92

601 to 625                532        86,315,310       16.89       7.196         614            162,247      85.25      63.71

626 to 650                594        97,938,242       19.16       7.034         638            164,879      84.06      44.04

651 to 675                467        83,127,882       16.27       6.773         663            178,004      83.42      41.81

676 to 700                310        58,290,366       11.41       6.568         688            188,033      81.91      44.85

701 to 725                187        37,555,868        7.35       6.565         711            200,834      83.25      47.20

726 to 750                143        25,851,347        5.06       6.395         738            180,779      81.19      49.77

751 to 775                 79        16,445,817        3.22       6.347         761            208,175      81.60      58.82

776 to 800                 36         8,977,259        1.76       6.328         785            249,368      77.33      51.33

801 to 815                  4           374,529        0.07       6.404         810             93,632      53.57      66.40

TOTAL:                  3,075      $511,034,204      100.00%      7.003%        647           $166,190      82.93%     54.59%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 815 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


CREDIT GRADE

                                               AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED
                               NUMBER OF       PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                               MORTGAGE         BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL    FULL
CIT UNDERWRITING                 LOANS        OUTSTANDING       POOL         COUPON      SCORE      OUTSTANDING      LTV       DOC
------------------------------------------------------------------------------------------------------------------------------------
AA                             130            $20,182,082       3.95%        6.356%       682        $155,247      83.29%     42.88%

A                              104             11,821,697        2.31         6.556       617         113,670       84.33      62.62

B+                              63              6,570,070        1.29         6.950       592         104,287       82.00      86.02

B                               33              3,379,725        0.66         7.391       578         102,416       78.97      95.04

C+                               7                375,693        0.07         7.755       569          53,670       74.16      81.33

C                                3                156,489        0.03         8.431       558          52,163       60.63     100.00

NS                               1                 30,148        0.01         9.390       540          30,148       65.00     100.00
SUB-TOTAL:                     341            $42,515,903       8.32%        6.608%       640        $124,680      82.86%     59.77%
------------------------------------------------------------------------------------------------------------------------------------

FIELDSTONE UNDERWRITING
A+                             104            $18,741,909       3.67%        7.133%       635        $180,211      99.51%     88.68%

A                              421             81,947,244       16.04         6.802       669         194,649       80.70      62.15

A-                              12              1,750,495        0.34         7.725       558         145,875       74.46      81.28

B+                               5                509,282        0.10         7.468       560         101,856       88.42     100.00

B                                8              1,064,860        0.21         7.742       549         133,107       75.76     100.00

C                                3                217,974        0.04         9.497       558          72,658       70.61     100.00
SUB-TOTAL:                     553           $104,231,764      20.40%        6.896%       659        $188,484      83.94%     67.89%
------------------------------------------------------------------------------------------------------------------------------------

FIRST NLC UNDERWRITING
AA                               3               $450,883       0.09%        7.307%       716        $150,294      85.91%      0.00%

A+                               8              1,187,556        0.23         6.903       662         148,444       82.95      76.53

A                              838            142,935,773       27.97         6.844       667         170,568       84.17      44.86

A-                             531             79,944,809       15.64         7.271       633         150,555       82.04      26.54

B+                             119             14,676,531        2.87         7.753       610         123,332       82.85      60.42

B                              120             14,980,074        2.93         7.898       589         124,834       82.13      64.07

B-                              27              5,367,286        1.05         7.903       570         198,788       81.76      77.94

C+                              73             10,042,474        1.97         8.051       555         137,568       78.01      70.89

C                              153             19,774,799        3.87         8.385       532         129,247       75.15      89.80
SUB-TOTAL:                   1,872           $289,360,185      56.62%        7.231%       636        $154,573      82.53%     46.23%
------------------------------------------------------------------------------------------------------------------------------------

FREMONT UNDERWRITING
A+XP                           152            $36,763,472       7.19%        6.344%       680        $241,865      79.09%     70.53%

A+XT                           124             30,145,732        5.90         6.628       679         243,111       88.98      58.27

AXP                             18              4,914,392        0.96         6.062       663         273,022       72.88      64.15

AXTH                             7              1,796,634        0.35         7.931       648         256,662       98.05      80.34

ASE                              2                132,402        0.03         7.898       634          66,201       80.00      53.15

A-XP                             3                805,680        0.16         6.771       661         268,560       79.80      71.06

BXP                              2                303,528        0.06         7.616       608         151,764       75.87     100.00

CXP                              1                 64,513        0.01        10.350       618          64,513       65.00       0.00
SUB-TOTAL:                     309            $74,926,353      14.66%        6.494%       677        $242,480      83.10%     65.45%
------------------------------------------------------------------------------------------------------------------------------------

TOTAL:                       3,075           $511,034,204     100.00%        7.003%       647        $166,190      82.93%     54.59%
------------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                           NUMBER OF        PRINCIPAL       PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL    AVERAGE     PERCENT
RANGE OF                   MORTGAGE          BALANCE         MORTGAGE     AVERAGE       CREDIT       BALANCE     ORIGINAL     FULL
GROSS MARGINS                LOANS          OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                 5           $1,108,821         0.33%      4.984%        679        $221,764      82.10%     85.76%

4.501% to 5.000%                28            6,275,753          1.86       5.343        681         224,134       82.66      53.43

5.001% to 5.500%               214           43,021,625         12.72       6.360        656         201,036       88.35      64.78

5.501% to 6.000%               311           64,952,977         19.21       6.400        653         208,852       84.96      54.13

6.001% to 6.500%               428           82,948,039         24.53       6.650        651         193,804       82.53      38.56

6.501% to 7.000%               336           61,005,762         18.04       6.923        640         181,565       83.40      45.29

7.001% to 7.500%               193           28,944,176          8.56       7.491        617         149,970       81.05      44.02

7.501% to 8.000%               155           22,869,204          6.76       7.955        600         147,543       84.81      58.94

8.001% to 8.500%               121           14,579,776          4.31       8.501        589         120,494       81.89      61.71

8.501% to 9.000%                80            8,543,716          2.53       9.007        568         106,796       85.31      83.27

9.001% to 9.500%                21            1,596,835          0.47       9.579        567          76,040       84.54      85.77

9.501% to 10.000%               16            1,585,588          0.47      10.012        573          99,099       88.79     100.00

10.001% to 10.500%               7              608,754          0.18      10.606        556          86,965       73.05      58.30

10.501% to 11.000%               2              153,768          0.05      11.460        534          76,884       75.80      38.64
TOTAL:                       1,917         $338,194,795       100.00%      6.923%        639        $176,419      83.98%     51.05%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.400% per annum to 10.850% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.535% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                             AGGREGATE                                 WEIGHTED      AVERAGE     WEIGHTED
                             NUMBER OF       PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM             MORTGAGE         BALANCE         MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL     FULL
MORTGAGE RATES                 LOANS        OUTSTANDING         POOL       COUPON       SCORE      OUTSTANDING     LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
11.500% or less                21            $5,095,098         1.51%      5.239%        685        $242,624      82.84%     77.38%

11.501% to 12.000%             72            13,098,368          3.87       5.718        663         181,922       83.01      67.00

12.001% to 12.500%            148            29,960,098          8.86       5.934        674         202,433       82.54      57.25

12.501% to 13.000%            239            50,875,227         15.04       6.270        658         212,867       84.67      49.72

13.001% to 13.500%            340            65,831,908         19.47       6.589        648         193,623       84.02      44.41

13.501% to 14.000%            422            78,044,037         23.08       6.993        642         184,938       84.48      40.58

14.001% to 14.500%            209            33,826,909         10.00       7.400        619         161,851       82.78      53.30

14.501% to 15.000%            178            26,826,869          7.93       7.820        609         150,713       84.00      54.26

15.001% to 15.500%            103            15,181,288          4.49       8.330        589         147,391       85.06      58.67

15.501% to 16.000%            107            11,951,030          3.53       8.807        572         111,692       85.00      77.69

16.001% to 16.500%             34             3,522,109          1.04       9.255        564         103,591       82.74      80.03

16.501% to 17.000%             27             2,373,442          0.70       9.744        573          87,905       85.18      77.68

17.001% to 17.500%              9             1,005,501          0.30      10.277        579         111,722       81.99      74.75

17.501% to 18.000%              7               423,810          0.13      10.465        555          60,544       86.59      90.37

18.501% to 19.000%              1               179,101          0.05       6.375        646         179,101       80.00       0.00
TOTAL:                      1,917          $338,194,795       100.00%      6.923%        639        $176,419      83.98%     51.05%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.640% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.657% per annum.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        COLLATERAL SUMMARY


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                              AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                              NUMBER OF       PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE    PERCENT
NEXT RATE                     MORTGAGE         BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL    FULL
ADJUSTMENT DATE                 LOANS        OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
March 2005                        1              $40,808         0.01%      7.825%        589         $40,808      85.00%      0.00%

February 2006                    31            2,204,626          0.65       6.658        637          71,117       84.11      69.12

March 2006                       51            9,189,002          2.72       6.529        656         180,177       84.66      61.83

April 2006                      313           49,822,230         14.73       6.542        644         159,176       84.34      62.36

May 2006                        317           57,165,578         16.90       6.856        639         180,333       88.47      60.18

June 2006                       227           45,076,142         13.33       6.912        647         198,573       87.43      57.04

July 2006                       132           27,516,844          8.14       7.409        642         208,461       85.23      48.86

August 2006                      23            3,208,401          0.95       7.575        634         139,496       87.66      76.84

February 2007                     3              332,248          0.10       6.883        646         110,749       81.25      13.80

March 2007                       18            3,839,238          1.14       6.162        648         213,291       79.65       8.95

April 2007                      123           25,667,616          7.59       6.569        637         208,680       79.57      32.32

May 2007                        243           40,605,640         12.01       6.860        630         167,101       80.22      42.58

June 2007                       214           34,269,276         10.13       7.321        627         160,137       81.22      44.65

July 2007                       154           28,588,648          8.45       7.318        635         185,641       81.18      36.16

August 2007                      38            5,392,925          1.59       7.633        611         141,919       80.80      57.21

February 2009                     2              213,553          0.06       7.034        568         106,776       73.07     100.00

March 2009                        4              834,161          0.25       5.988        676         208,540       80.87      62.83

April 2009                       13            1,494,508          0.44       6.155        664         114,962       83.97      67.05

May 2009                          4            1,313,601          0.39       6.455        664         328,400       84.22      52.15

June 2009                         6            1,419,750          0.42       7.235        648         236,625       82.07      86.36
TOTAL:                        1,917         $338,194,795       100.00%      6.923%        639        $176,419      83.98%     51.05%
------------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2
                        GROUP A COLLATERAL SUMMARY


                             ASSUMED MORTGAGE POOLS
                            FIXED RATE MORTGAGE LOANS

                                                                                               ORIGINAL     REMAINING      ORIGINAL
                                                                  ORIGINAL      REMAINING     INTEREST-     INTEREST-     MONTHS TO
                                NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION      ONLY          ONLY       PREPAYMENT
    CURRENT       MORTGAGE    MORTGAGE     TERM        TERM         TERM           TERM          TERM          TERM        PENALTY
  BALANCE ($)      RATE(%)    RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)      (MONTHS)      (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
       44,837.14    8.550      8.030        180        176           360           356            0             0             0
      198,937.11    7.811      7.291        180        176           360           356            0             0             36
      233,161.88    6.500      5.980        120        114           120           114            0             0             24
       27,479.93    7.500      6.980        120        114           120           114            0             0             36
      688,246.41    7.602      7.082        180        175           180           175            0             0             0
      147,189.60    9.237      8.717        180        176           180           176            0             0             6
      123,144.01    9.950      9.430        180        174           180           174            0             0             12
      211,498.36    7.551      7.031        180        177           180           177            0             0             24
    3,103,380.63    7.095      6.575        180        176           180           176            0             0             36
      105,515.27    6.250      5.730        180        174           180           174            0             0             60
      320,480.56    7.150      6.630        240        235           240           235            0             0             0
      345,657.84    6.893      6.373        240        234           240           234            0             0             12
      466,646.06    6.388      5.868        240        234           240           234            0             0             24
    1,785,094.76    6.861      6.341        240        235           240           235            0             0             36
      363,420.92    6.875      6.355        300        295           300           295            0             0             36
   13,097,545.31    7.276      6.756        360        355           360           355            0             0             0
      698,700.29    7.559      7.039        360        356           360           356            0             0             6
    7,910,563.77    6.632      6.112        360        354           360           354            0             0             12
   23,582,685.17    6.706      6.186        360        354           360           354            0             0             24
   92,500,439.09    6.789      6.269        360        355           360           355            0             0             36
    1,278,487.04    6.275      5.755        360        354           360           354            0             0             60
    4,938,278.65    7.138      6.618        360        356           300           300            60            56            0
      348,400.00    6.934      6.414        360        356           300           300            60            56            24
    8,183,888.73    6.341      5.821        360        356           300           300            60            56            36
    1,673,086.95   11.867      11.347       180        176           360           356            0             0             0
       74,974.77   11.785      11.265       180        177           360           357            0             0             12
       83,635.87   10.972      10.452       180        175           360           355            0             0             24
    2,465,303.25   11.968      11.448       180        176           360           356            0             0             36
       52,306.59   10.676      10.156       180        174           180           174            0             0             0
       39,175.37   11.267      10.747       180        176           180           176            0             0             36
      606,431.40   12.343      11.823       240        236           240           236            0             0             0
       97,468.98   13.273      12.753       240        236           240           236            0             0             36
    1,565,395.90   12.080      11.560       360        356           360           356            0             0             0
      689,188.22   11.219      10.699       360        355           360           355            0             0             24
    4,788,763.01   11.414      10.894       360        356           360           356            0             0             36


                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                                           ORIGINAL   REMAINING
                                                                ORIGINAL      REMAINING    INTEREST-  INTEREST-              INITIAL
                              NET      ORIGINAL   REMAINING    AMORTIZATION  AMORTIZATION    ONLY       ONLY                  RATE
   CURRENT      MORTGAGE    MORTGAGE     TERM        TERM         TERM          TERM         TERM       TERM        GROSS    CHANGE
 BALANCE ($)     RATE(%)    RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)   (MONTHS)    MARGIN(%)  CAP(%)
-----------------------------------------------------------------------------------------------------------------------------------
 31,307,184.54    7.170      6.650       360         355           360           355          0           0         6.465     2.993
  1,645,942.22    7.652      7.132       360         356           360           356          0           0         5.940     3.000
  4,537,877.35    7.208      6.688       360         356           360           356          0           0         6.739     2.890
 83,963,942.97    7.004      6.484       360         355           360           355          0           0         6.473     2.990
  1,876,651.91    6.600      6.080       360         356           360           356          0           0         5.936     3.000
  8,534,809.86    6.901      6.381       360         354           360           354          0           0         6.555     2.984
 18,905,654.15    7.602      7.082       360         356           360           356          0           0         7.208     3.000

                                                               NUMBER OF
                                                                MONTHS                ORIGINAL
                                                     RATE     UNTIL NEXT              MONTHS TO
                                                    CHANGE       RATE                PREPAYMENT
   CURRENT          PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT               PENALTY
 BALANCE ($)         CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE       INDEX    EXPIRATION
-----------------------------------------------------------------------------------------------
 31,307,184.54       1.000     13.716     7.071        6          19       6M LIBOR       0
  1,645,942.22       1.000     13.652     7.652        6          20       6M LIBOR       6
  4,537,877.35       1.000     14.109     7.209        6          20       6M LIBOR      12
 83,963,942.97       1.000     13.509     6.917        6          19       6M LIBOR      24
  1,876,651.91       1.000     12.600     6.600        6          20       6M LIBOR      30
  8,534,809.86       1.000     13.014     6.586        6          18       6M LIBOR      36
 18,905,654.15       1.000     14.579     7.599        6          32       6M LIBOR       0


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                                                                                           ORIGINAL   REMAINING
                                                                ORIGINAL      REMAINING    INTEREST-  INTEREST-              INITIAL
                              NET      ORIGINAL   REMAINING    AMORTIZATION  AMORTIZATION    ONLY       ONLY                  RATE
   CURRENT      MORTGAGE    MORTGAGE     TERM        TERM         TERM          TERM         TERM       TERM        GROSS    CHANGE
 BALANCE ($)     RATE(%)    RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)   (MONTHS)    MARGIN(%)  CAP(%)
-----------------------------------------------------------------------------------------------------------------------------------
  2,337,022.26    6.916      6.396       360         356           360           356          0           0         6.666     3.000
  1,999,842.41    7.137      6.617       360         356           360           356          0           0         6.722     3.000
 72,165,725.13    7.267      6.747       360         356           360           356          0           0         7.014     3.000
    972,950.21    7.326      6.806       360         356           360           356          0           0         5.829     2.000
  1,109,952.82    6.350      5.830       360         354           360           354          0           0         5.661     2.721
    449,378.01    5.988      5.468       360         354           360           354          0           0         5.861     2.529
  1,667,991.89    5.894      5.374       356         350           356           350          0           0         5.651     2.243
     40,808.38    7.825      7.305       360         354           360           354          0           0         7.000     2.000
  5,918,109.28    7.097      6.577       360         356           324           324          36         32         6.460     3.000
  6,378,907.53    6.581      6.061       360         355           335           335          25         20         6.573     3.000
 49,186,436.40    6.371      5.851       360         355           326           326          34         29         6.158     3.000
    496,310.68    6.843      6.323       360         356           300           300          60         56         5.855     3.000
    336,650.00    6.911      6.391       360         356           336           336          24         20         6.621     3.000
    352,000.00    7.625      7.105       360         357           324           324          36         33         7.375     3.000
  2,412,828.20    6.561      6.041       360         356           324           324          36         32         6.510     3.000
 40,522,519.25    6.349      5.829       360         355           324           324          36         31         6.120     3.000
    500,000.00    7.400      6.880       360         355           300           300          60         55         6.250     2.000
    575,300.00    7.040      6.520       360         356           300           300          60         56         5.942     2.000

                                                               NUMBER OF
                                                                MONTHS                ORIGINAL
                                                     RATE     UNTIL NEXT              MONTHS TO
                                                    CHANGE       RATE                PREPAYMENT
   CURRENT          PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT               PENALTY
 BALANCE ($)         CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE       INDEX    EXPIRATION
-----------------------------------------------------------------------------------------------
  2,337,022.26       1.000     13.916     6.916        6          32       6M LIBOR      12
  1,999,842.41       1.000     14.083     7.082        6          32       6M LIBOR      24
 72,165,725.13       1.001     14.239     7.261        6          32       6M LIBOR      36
    972,950.21       2.000     13.326     7.326       12          56        1Y CMT       36
  1,109,952.82       1.000     12.532     5.661        6          53       6M LIBOR       0
    449,378.01       1.000     11.988     5.861        6          54       6M LIBOR      24
  1,667,991.89       1.000     11.894     5.651        6          54       6M LIBOR      36
     40,808.38       1.000     18.000     7.000        6           5       6M LIBOR      36
  5,918,109.28       1.028     13.748     7.097        6          20       6M LIBOR       0
  6,378,907.53       1.167     13.548     6.581        6          19       6M LIBOR      12
 49,186,436.40       1.130     13.119     6.371        6          19       6M LIBOR      24
    496,310.68       1.000     12.843     6.843        6          20       6M LIBOR      30
    336,650.00       1.124     13.911     6.911        6          20       6M LIBOR      36
    352,000.00       1.000     14.625     7.625        6          33       6M LIBOR      12
  2,412,828.20       1.083     13.561     6.561        6          32       6M LIBOR      24
 40,522,519.25       1.011     13.345     6.349        6          31       6M LIBOR      36
    500,000.00       2.000     13.400     7.400       12          55        1Y CMT        0
    575,300.00       2.000     13.040     7.040       12          56        1Y CMT       36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                            ONE MONTH LIBOR CAP TABLE

                      BEGINNING          ENDING                    NOTIONAL               1ML STRIKE           1ML STRIKE
PERIOD                 ACCRUAL           ACCRUAL                  BALANCE ($)           LOWER COLLAR (%)     UPPER COLLAR (%)
-----------------------------------------------------------------------------------------------------------------------------
1                      10/21/04          11/25/04               502,087,000.00             5.275                  8.870
2                      11/25/04          12/25/04               495,702,231.69             6.220                  8.870
3                      12/25/04          01/25/05               488,245,618.38             6.009                  8.870
4                      01/25/05          02/25/05               479,738,225.47             6.012                  8.870
5                      02/25/05          03/25/05               470,205,692.41             6.700                  8.870
6                      03/25/05          04/25/05               459,744,843.76             6.018                  8.870
7                      04/25/05          05/25/05               448,602,162.50             6.235                  8.870
8                      05/25/05          06/25/05               436,896,656.35             6.026                  8.870
9                      06/25/05          07/25/05               425,208,719.69             6.244                  8.870
10                     07/25/05          08/25/05               413,835,542.01             6.034                  8.870
11                     08/25/05          09/25/05               402,769,316.96             6.039                  8.870
12                     09/25/05          10/25/05               392,001,545.25             6.257                  8.870
13                     10/25/05          11/25/05               381,523,967.53             6.048                  8.870
14                     11/25/05          12/25/05               371,328,557.58             6.267                  8.870
15                     12/25/05          01/25/06               361,407,515.62             6.057                  8.870
16                     01/25/06          02/25/06               351,753,261.82             6.062                  8.870
17                     02/25/06          03/25/06               342,358,430.02             6.757                  8.870
18                     03/25/06          04/25/06               333,013,710.62             6.072                  8.870
19                     04/25/06          05/25/06               320,323,649.55             6.343                  8.870
20                     05/25/06          06/25/06               306,289,367.80             7.047                  8.870
21                     06/25/06          07/25/06               292,968,834.60             7.376                  8.870
22                     07/25/06          08/25/06               280,311,989.77             7.122                  8.870
23                     08/25/06          09/25/06               268,401,742.35             7.119                  8.870
24                     09/25/06          10/25/06               259,172,895.83             7.374                  8.870
25                     10/25/06          11/25/06               251,413,076.38             7.139                  8.870
26                     11/25/06          12/25/06               243,897,636.74             7.702                  8.870
27                     12/25/06          01/25/07               236,614,912.01             7.468                  8.870
28                     01/25/07          02/25/07               229,557,297.53             7.468                  8.870
29                     02/25/07          03/25/07               222,717,446.08             8.310                  8.870
30                     03/25/07          04/25/07               216,088,258.91             7.470                  8.870
31                     04/25/07          05/25/07               209,648,584.82             7.747                  8.870
32                     05/25/07          06/25/07               203,407,000.83             7.976                  8.870
33                     06/25/07          07/25/07               197,345,852.67             8.775                  8.870
34                     07/25/07          08/25/07               191,477,580.32             8.477                  8.870
35                     08/25/07          09/25/07               185,788,835.26             8.473                  8.870
36                     09/25/07          10/25/07               180,273,873.60             8.764                  8.870
37                     10/25/07          11/25/07               174,927,066.80             8.479                  8.870
38                     11/25/07          12/25/07               172,432,061.90             8.870                  8.870
39                     12/25/07          01/25/08               167,581,363.09             8.833                  8.870
40                     01/25/08          02/25/08               162,877,711.74             8.813                  8.870
41                     02/25/08          03/25/08               158,316,371.02             8.870                  8.870
42                     03/25/08          04/25/08               153,892,763.16             8.773                  8.870

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                      AVAIL.                                       AVAIL.                     AVAIL.
                                      FUNDS                                        FUNDS                      FUNDS
                                       CAP                                          CAP                        CAP
          PAYMENT      AVAIL. FUNDS    (%)                          AVAIL. FUNDS    (%)             PAYMENT    (%)     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)  (1)(3)  PERIOD  PAYMENT DATE  CAP (%) (1)(2) (1)(3)  PERIOD     DATE    (1)(2)  CAP (%) (1)(3)
--------------------------------------------  -------------------------------------------  -----------------------------------------
   1     11/25/2004       5.655       5.655     29     3/25/2007         7.875      9.250    57     7/25/2009   7.612       9.849
   2     12/25/2004       6.600       9.250     30     4/25/2007         7.118      9.250    58     8/25/2009   7.360       9.506
   3     1/25/2005        6.389       9.250     31     5/25/2007         7.361      9.250    59     9/25/2009   7.353       9.480
   4     2/25/2005        6.392       9.250     32     6/25/2007         7.262      9.250    60    10/25/2009   7.592       9.771
   5     3/25/2005        7.080       9.250     33     7/25/2007         7.829      9.250    61    11/25/2009   7.340       9.432
   6     4/25/2005        6.398       9.250     34     8/25/2007         7.582      9.250    62    12/25/2009   7.578       9.720
   7     5/25/2005        6.615       9.250     35     9/25/2007         7.585      9.250    63     1/25/2010   7.328       9.381
   8     6/25/2005        6.406       9.250     36     10/25/2007        7.842      9.250    64     2/25/2010   7.321       9.356
   9     7/25/2005        6.624       9.250     37     11/25/2007        7.594      9.250    65     3/25/2010   8.099      10.330
  10     8/25/2005        6.414       9.250     38     12/25/2007        7.729      9.358    66     4/25/2010   7.309       9.306
  11     9/25/2005        6.419       9.250     39     1/25/2008         7.473      9.250    67     5/25/2010   7.546       9.593
  12     10/25/2005       6.637       9.250     40     2/25/2008         7.467      9.250    68     6/25/2010   7.296       9.260
  13     11/25/2005       6.427       9.250     41     3/25/2008         7.975      9.805    69     7/25/2010   7.533       9.546
  14     12/25/2005       6.646       9.250     42     4/25/2008         7.454      9.250    70     8/25/2010   7.284       9.213
  15     1/25/2006        6.437       9.250     43     5/25/2008         7.695      9.438    71     9/25/2010   7.281       9.190
  16     2/25/2006        6.442       9.250     44     6/25/2008         7.441      9.293    72    10/25/2010   7.525       9.482
  17     3/25/2006        7.137       9.250     45     7/25/2008         7.682      9.742    73    11/25/2010   7.284       9.162
  18     4/25/2006        6.452       9.250     46     8/25/2008         7.428      9.406    74    12/25/2010   7.528       9.452
  19     5/25/2006        6.706       9.250     47     9/25/2008         7.421      9.383    75     1/25/2011   7.287       9.132
  20     6/25/2006        7.035       9.250     48     10/25/2008        7.662      9.672    76     2/25/2011   7.289       9.118
  21     7/25/2006        7.315       9.250     49     11/25/2008        7.408      9.337    77     3/25/2011   8.072      10.079
  22     8/25/2006        7.081       9.250     50     12/25/2008        7.648      9.684    78     4/25/2011   7.294       9.090
  23     9/25/2006        7.084       9.250     51     1/25/2009         7.395      9.485    79     5/25/2011   7.540       9.380
  24     10/25/2006       7.326       9.250     52     2/25/2009         7.389      9.461    80     6/25/2011   7.299       9.065
  25     11/25/2006       7.094       9.250     53     3/25/2009         8.173     10.448    81     7/25/2011   7.546       9.357
  26     12/25/2006       7.335       9.250     54     4/25/2009         7.378      9.416    82     8/25/2011   7.306       9.043
  27     1/25/2007        7.103       9.250     55     5/25/2009         7.622      9.711    83     9/25/2011   7.310       9.031
  28     2/25/2007        7.108       9.250     56     6/25/2009         7.371      9.427    84    10/25/2011   7.557       9.319


(1)   Available Funds Cap is a per annum rate equal to 12 times the quotient of
      (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 1.84%, 2.21% and 2.21%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 1.84%, 2.21% and 2.21%, respectively, for the first Distribution Date and all increase to 20.00% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                               0%                     80%                     100%                  150%                 200%
                          PRICING SPEED          PRICING SPEED           PRICING SPEED          PRICING SPEED        PRICING SPEED
                             TO CALL                TO CALL                 TO CALL                TO CALL              TO CALL
------------------------------------------------------------------------------------------------------------------------------------
                           DISC MARGIN            DISC MARGIN             DISC MARGIN            DISC MARGIN          DISC MARGIN
====================================================================================================================================
CLASS A-1A

            100.00000%                 38                       38                    38                     38                  38

              WAL(YRS)              18.59                     2.98                  2.33                   1.27                0.95
         MOD DURN(YRS)              14.82                     2.83                  2.24                   1.25                0.94
      PRINCIPAL WINDOW      Nov04 - Mar33            Nov04 - Aug13         Nov04 - Oct11          Nov04 - Oct07       Nov04 - Sep06
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1B

            100.00000%                 45                       45                    45                     45                  45

              WAL(YRS)              18.59                     2.98                  2.33                   1.27                0.95
         MOD DURN(YRS)              14.71                     2.82                  2.23                   1.25                0.94
      PRINCIPAL WINDOW      Nov04 - Mar33            Nov04 - Aug13         Nov04 - Oct11          Nov04 - Oct07       Nov04 - Sep06
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-2A

            100.00000%                 15                       15                    15                     15                  15

              WAL(YRS)              13.07                     1.19                  1.00                   0.71                0.55
         MOD DURN(YRS)              11.31                     1.18                  0.99                   0.70                0.54
      PRINCIPAL WINDOW      Nov04 - Jun25            Nov04 - Jan07         Nov04 - Aug06          Nov04 - Feb06       Nov04 - Oct05
------------------------------------------------------------------------------------------------------------------------------------
 CLASS A-2B

            100.00000%                 30                       30                    30                     30                  30

              WAL(YRS)              24.30                     4.02                  3.00                   1.74                1.34
         MOD DURN(YRS)              18.94                     3.85                  2.90                   1.71                1.33
      PRINCIPAL WINDOW      Jun25 - Jul32            Jan07 - Dec11         Aug06 - Jun10          Feb06 - Jan07       Oct05 - Jun06
------------------------------------------------------------------------------------------------------------------------------------
 CLASS A-2C

            100.00000%                 53                       53                    53                     53                  53

              WAL(YRS)              28.33                     8.55                  6.76                   2.61                1.77
         MOD DURN(YRS)              20.62                     7.75                  6.26                   2.54                1.74
      PRINCIPAL WINDOW      Jul32 - Mar33            Dec11 - Aug13         Jun10 - Oct11          Jan07 - Oct07       Jun06 - Sep06
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1

            100.00000%                 75                       75                    75                     75                  75

              WAL(YRS)              26.08                     5.74                  4.85                   4.24                2.20
         MOD DURN(YRS)              18.91                     5.29                  4.54                   4.03                2.14
      PRINCIPAL WINDOW      Sep26 - Mar33            Dec07 - Aug13         Mar08 - Oct11          Oct07 - Feb09       Sep06 - Apr07
------------------------------------------------------------------------------------------------------------------------------------
 CLASS M-2

            100.00000%                135                      135                   135                    135                 135

              WAL(YRS)              26.08                     5.73                  4.74                   4.19                2.76
         MOD DURN(YRS)              17.59                     5.17                  4.36                   3.92                2.64
      PRINCIPAL WINDOW      Sep26 - Mar33            Nov07 - Aug13         Jan08 - Oct11          Aug08 - Feb09       Apr07 - Aug07
------------------------------------------------------------------------------------------------------------------------------------
 CLASS M-3

            100.00000%                160                      160                   160                    160                 160

              WAL(YRS)              26.08                     5.72                  4.70                   3.87                2.84
         MOD DURN(YRS)              17.08                     5.12                  4.30                   3.62                2.70
      PRINCIPAL WINDOW      Sep26 - Mar33            Nov07 - Aug13         Jan08 - Oct11          May08 - Feb09       Aug07 - Aug07
------------------------------------------------------------------------------------------------------------------------------------
                              38                  38              38                    38                   38

                                    18.59              2.98                 2.33                  1.27             0.95
                                    14.82              2.83                 2.24                  1.25             0.94
                            Nov04 - Mar33     Nov04 - Aug13        Nov04 - Oct11         Nov04 - Oct07    Nov04 - Sep06
                              45                  45              45                    45                   45


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                                    18.59              2.98                 2.33                  1.27             0.95
                                    14.71              2.82                 2.23                  1.25             0.94
                            Nov04 - Mar33     Nov04 - Aug13        Nov04 - Oct11         Nov04 - Oct07    Nov04 - Sep06

                              15                  15              15                    15                   15

                                    13.07              1.19                 1.00                  0.71             0.55
                                    11.31              1.18                 0.99                  0.70             0.54
                            Nov04 - Jun25     Nov04 - Jan07        Nov04 - Aug06         Nov04 - Feb06    Nov04 - Oct05

PRINCIPAL WINDOW
(1)    Assumes 10/21/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                                0%                      80%                      100%                150%                   200%
                          PRICING SPEED            PRICING SPEED            PRICING SPEED       PRICING SPEED          PRICING SPEED
                             TO CALL                  TO CALL                  TO CALL             TO CALL                TO CALL
------------------------------------------------------------------------------------------------------------------------------------
                           DISC MARGIN              DISC MARGIN              DISC MARGIN         DISC MARGIN            DISC MARGIN
====================================================================================================================================
CLASS B-1

           100.00000%                 210                     210                    210                  210                    210

             WAL(YRS)               26.08                    5.72                   4.68                 3.74                   2.84
        MOD DURN(YRS)               16.12                    5.03                   4.22                 3.46                   2.68
     PRINCIPAL WINDOW       Sep26 - Mar33           Nov07 - Aug13          Dec07 - Oct11        Mar08 - Feb09          Aug07 - Aug07
 CLASS B-2
           100.00000%                 300                     300                    300                  300                    300

             WAL(YRS)               26.08                    5.72                   4.67                 3.63                   2.84
        MOD DURN(YRS)               14.58                    4.87                   4.10                 3.30                   2.63
     PRINCIPAL WINDOW       Sep26 - Mar33           Nov07 - Aug13          Dec07 - Oct11        Feb08 - Feb09          Aug07 - Aug07
CLASS B-3
            94.04964%                 394                     476                    500                  538                    581

            WAL (YRS)               26.08                    5.72                   4.66                 3.56                   2.84
       MOD DURN (YRS)               13.41                    4.69                   3.95                 3.16                   2.57
     PRINCIPAL WINDOW       Sep26 - Mar33           Nov07 - Aug13          Nov07 - Oct11        Jan08 - Feb09          Aug07 - Aug07
CLASS B-4
            82.93133%                 517                     776                    850                  971                   1085

            WAL (YRS)               26.04                    5.61                   4.55                 3.45                   2.84
       MOD DURN (YRS)               12.17                    4.38                   3.70                 2.96                   2.48
     PRINCIPAL WINDOW       Sep26 - Mar33           Nov07 - Aug13          Nov07 - Oct11        Dec07 - Feb09          Aug07 - Aug07

(1) Assumes 10/21/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                               0%                    80%                   100%                   150%                  200%
                          PRICING SPEED         PRICING SPEED          PRICING SPEED          PRICING SPEED        PRICING SPEED
                           TO MATURITY           TO MATURITY            TO MATURITY            TO MATURITY          TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                           DISC MARGIN              DISC MARGIN              DISC MARGIN         DISC MARGIN            DISC MARGIN
====================================================================================================================================
CLASS A-1A

            100.00000%                 38                    41                     41                     38                   38

              WAL(YRS)              18.64                  3.26                   2.56                   1.27                 0.95
         MOD DURN(YRS)              14.85                  3.05                   2.43                   1.25                 0.94
      PRINCIPAL WINDOW      Nov04 - May34         Nov04 - Mar25          Nov04 - Aug21          Nov04 - Oct07        Nov04 - Sep06
CLASS A-1B

            100.00000%                 45                    48                     49                     45                   45

              WAL(YRS)              18.64                  3.28                   2.58                   1.27                 0.95
         MOD DURN(YRS)              14.74                  3.06                   2.44                   1.25                 0.94
      PRINCIPAL WINDOW      Nov04 - May34         Nov04 - Jul25          Nov04 - Dec21          Nov04 - Oct07        Nov04 - Sep06
CLASS A-2A

            100.00000%                 15                    15                     15                     15                   15

              WAL(YRS)              13.07                  1.19                   1.00                   0.71                 0.55
         MOD DURN(YRS)              11.31                  1.18                   0.99                   0.70                 0.54
      PRINCIPAL WINDOW      Nov04 - Jun25         Nov04 - Jan07          Nov04 - Aug06          Nov04 - Feb06        Nov04 - Oct05
 CLASS A-2B

            100.00000%                 30                    30                     30                     30                   30

              WAL(YRS)              24.30                  4.02                   3.00                   1.74                 1.34
         MOD DURN(YRS)              18.94                  3.85                   2.90                   1.71                 1.33
      PRINCIPAL WINDOW      Jun25 - Jul32         Jan07 - Dec11          Aug06 - Jun10          Feb06 - Jan07        Oct05 - Jun06
 CLASS A-2C

            100.00000%                 54                    63                     64                     53                   53

              WAL(YRS)              28.75                 11.01                   8.80                   2.61                 1.77
         MOD DURN(YRS)              20.84                  9.61                   7.88                   2.54                 1.74
      PRINCIPAL WINDOW      Jul32 - May34         Dec11 - Jul25          Jun10 - Dec21          Jan07 - Oct07        Jun06 - Sep06
CLASS M-1

            100.00000%                 75                    78                     78                     87                   75

              WAL(YRS)              26.20                  6.42                   5.41                   6.40                 2.20
         MOD DURN(YRS)              18.97                  5.80                   4.99                   5.86                 2.14
      PRINCIPAL WINDOW      Sep26 - Apr34         Dec07 - Nov21          Mar08 - Oct18          Oct07 - Mar16        Sep06 - Apr07
 CLASS M-2

            100.00000%                135                   140                    140                    140                  148

              WAL(YRS)              26.20                  6.34                   5.23                   4.56                 3.52
         MOD DURN(YRS)              17.64                  5.61                   4.74                   4.23                 3.28
      PRINCIPAL WINDOW      Sep26 - Mar34         Nov07 - Jan20          Jan08 - Mar17          Aug08 - Oct12        Apr07 - Dec12
 CLASS M-3

            100.00000%                160                   165                    166                    165                  198

              WAL(YRS)              26.19                  6.26                   5.13                   4.16                 5.71
         MOD DURN(YRS)              17.12                  5.50                   4.62                   3.86                 5.13
      PRINCIPAL WINDOW      Sep26 - Jan34         Nov07 - Jun18          Jan08 - Oct15          May08 - Oct11        Nov09 - Apr11

         (1) Assumes 10/21/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

                                0%                   80%                   100%                    150%                  200%
                          PRICING SPEED         PRICING SPEED          PRICING SPEED          PRICING SPEED         PRICING SPEED
                           TO MATURITY           TO MATURITY            TO MATURITY            TO MATURITY           TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                           DISC MARGIN              DISC MARGIN              DISC MARGIN         DISC MARGIN            DISC MARGIN
====================================================================================================================================
CLASS B-1

            100.00000%                 210                  216                    216                     216                  248

              WAL(YRS)               26.19                 6.19                   5.06                    3.99                 4.66
         MOD DURN(YRS)               16.16                 5.34                   4.49                    3.67                 4.21
      PRINCIPAL WINDOW       Sep26 - Jan34        Nov07 - Aug17          Dec07 - Jan15           Mar08 - Apr11        Jan09 - Nov09
 CLASS B-2
            100.00000%                 300                  306                    307                     306                  341

              WAL(YRS)               26.17                 6.08                   4.95                    3.82                 4.02
         MOD DURN(YRS)               14.60                 5.09                   4.29                    3.45                 3.61
      PRINCIPAL WINDOW       Sep26 - Nov33        Nov07 - Aug16          Dec07 - Mar14           Feb08 - Sep10        Jul08 - Jan09
CLASS B-3
             94.04964%                 394                  477                    501                     538                  569

             WAL (YRS)               26.13                 5.90                   4.80                    3.66                 3.64
        MOD DURN (YRS)               13.42                 4.79                   4.04                    3.23                 3.22
      PRINCIPAL WINDOW       Sep26 - Aug33        Nov07 - Mar15          Nov07 - Jan13           Jan08 - Dec09        Apr08 - Jul08
CLASS B-4
             82.93133%                 517                  775                    850                     971                 1006

             WAL (YRS)               26.05                 5.62                   4.56                    3.46                 3.40
        MOD DURN (YRS)               12.17                 4.39                   3.71                    2.96                 2.93
      PRINCIPAL WINDOW       Sep26 - May33        Nov07 - Dec13          Nov07 - Jan12           Dec07 - Apr09        Jan08 - Apr08

    (1) Assumes 10/21/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.84%, 6ML = 2.21% and 1YrCMT = 2.21%) and forward LIBOR (1YrCMT is assumed to have the same values as 6ML), and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                     STATIC LIBOR                            FORWARD LIBOR
                          ----------------------------------      -----------------------------------
                          35% LOSS     45% LOSS     55% LOSS      35% LOSS      45% LOSS     55% LOSS
                          SEVERITY     SEVERITY     SEVERITY      SEVERITY      SEVERITY     SEVERITY
                          ==================================      ===================================
CLASS M-1   CDR Break     30.412%      22.386%      17.701%       26.902%       19.452%      15.195%
            Cum Loss       18.81%       20.04%       20.91%        17.50%        18.27%       18.78%
                          ----------------------------------      -----------------------------------
CLASS M-2   CDR Break     22.295%      16.858%      13.545%       18.689%       13.897%      11.044%
            Cum Loss       15.54%       16.54%       17.24%        13.83%        14.39%       14.77%
                          ----------------------------------      -----------------------------------
CLASS M-3   CDR Break     19.756%      15.065%      12.169%       16.159%       12.124%       9.693%
            Cum Loss       14.35%       15.26%       15.90%        12.49%        12.99%       13.32%
                          ----------------------------------      -----------------------------------
CLASS B-1   CDR Break     17.288%      13.278%      10.777%       13.793%       10.447%       8.397%
            Cum Loss       13.09%       13.90%       14.47%        11.13%        11.57%       11.85%
                          ----------------------------------      -----------------------------------
CLASS B-2   CDR Break     14.870%      11.503%       9.379%       11.630%        8.887%       7.192%
            Cum Loss       11.75%       12.46%       12.95%         9.78%        10.16%       10.42%
                          ----------------------------------      -----------------------------------
CLASS B-3   CDR Break     13.416%      10.441%       8.542%       10.387%        7.988%       6.485%
            Cum Loss       10.89%       11.55%       12.01%         8.95%         9.30%        9.54%
                          ----------------------------------      -----------------------------------
CLASS B-4   CDR Break     12.339%       9.658%       7.934%        9.274%        7.174%       5.845%
            Cum Loss       10.23%       10.85%       11.30%         8.18%         8.50%        8.72%
                          ----------------------------------      -----------------------------------

                       (LINE GRAPH - PLOT POINTS TO COME)


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-HE2


                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.84%, 6ML = 2.21% and 1YrCMT = 2.21%) and forward LIBOR (1YrCMT is assumed to have the same values as 6ML). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:



                   EXCESS SPREAD IN BPS      EXCESS SPREAD IN BPS
     PERIOD         (STATIC LIBOR)             (FORWARD LIBOR)
     ------        --------------------      ---------------------
     Avg yr1              405                        341
     Avg yr2              429                        288
     Avg yr3              468                        315
     Avg yr4              485                        329
     Avg yr5              483                        300

           EXCESS                          EXCESS              EXCESS                          EXCESS
          SPREAD IN                       SPREAD IN           SPREAD IN                       SPREAD IN
            BPS       1 MONTH   6 MONTH      BPS                 BPS      1 MONTH   6 MONTH     BPS
          (STATIC     FORWARD   FORWARD   (FORWARD            (STATIC     FORWARD   FORWARD   (FORWARD
PERIOD     LIBOR)      LIBOR     LIBOR      LIBOR)   PERIOD    LIBOR)      LIBOR     LIBOR     LIBOR)
------    ---------   -------   -------   ---------  ------   ---------   -------   -------   ----------
1           327       1.8400%   2.2100%     327        43       499       4.5516%   4.6944%      341
2           421       2.0197%   2.3354%     403        44       474       4.5925%   4.7310%      316
3           400       2.1635%   2.4352%     367        45       499       4.6294%   4.7695%      347
4           399       2.2866%   2.5281%     355        46       474       4.6674%   4.8055%      313
5           468       2.4231%   2.6183%     409        47       474       4.7086%   4.8408%      308
6           399       2.4779%   2.6909%     335        48       498       4.7397%   4.8771%      332
7           420       2.5483%   2.7678%     349        49       472       4.7723%   4.9084%      299
8           398       2.6485%   2.8498%     317        50       496       4.8118%   4.9414%      328
9           419       2.7099%   2.9257%     332        51       471       4.8454%   4.9765%      297
10          397       2.7855%   3.0080%     303        52       470       4.8783%   5.0062%      292
11          396       2.8757%   3.0999%     293        53       548       4.9123%   5.0383%      379
12          417       2.9494%   3.1755%     307        54       469       4.9380%   5.0712%      283
13          395       3.0283%   3.2554%     277        55       493       4.9662%   5.1005%      307
14          416       3.1117%   3.3371%     289        56       468       5.0025%   5.1325%      279
15          394       3.1981%   3.4101%     260        57       492       5.0324%   5.1652%      306
16          394       3.2888%   3.4805%     250        58       466       5.0619%   5.1946%      272
17          462       3.3677%   3.5461%     309        59       465       5.0967%   5.2276%      267
18          393       3.4184%   3.6048%     237        60       489       5.1246%   5.2559%      291
19          416       3.4865%   3.6644%     255        61       464       5.1528%   5.2834%      258
20          447       3.5646%   3.7238%     314        62       487       5.1840%   5.3112%      286
21          473       3.6113%   3.7736%     340        63       462       5.2144%   5.3401%      256
22          448       3.6609%   3.8270%     307        64       461       5.2452%   5.3664%      251
23          446       3.7325%   3.8777%     298        65       539       5.2725%   5.3968%      337
24          469       3.7719%   3.9219%     318        66       460       5.2938%   5.4232%      242
25          444       3.8136%   3.9717%     288        67       483       5.3165%   5.4489%      266
26          467       3.8770%   4.0154%     323        68       458       5.3454%   5.4792%      238
27          442       3.9171%   4.0586%     293        69       482       5.3747%   5.5056%      263
28          441       3.9608%   4.1057%     287        70       457       5.4021%   5.5334%      231
29          516       4.0130%   4.1455%     363        71       457       5.4296%   5.5629%      227
30          439       4.0482%   4.1866%     276        72       481       5.4570%   5.5885%      251
31          461       4.0855%   4.2327%     296        73       458       5.4843%   5.6150%      221
32          450       4.1362%   4.2730%     291        74       482       5.5087%   5.6436%      249
33          504       4.1704%   4.3131%     363        75       459       5.5401%   5.6675%      220
34          478       4.2070%   4.3556%     329        76       459       5.5688%   5.6912%      216
35          476       4.2584%   4.3965%     322        77       538       5.5903%   5.7161%      303
36          500       4.2974%   4.4355%     344        78       460       5.6144%   5.7384%      211
37          473       4.3387%   4.4777%     310        79       485       5.6361%   5.7592%      236
38          491       4.3814%   4.5107%     337        80       461       5.6589%   5.7819%      209
39          470       4.4153%   4.5469%     325        81       486       5.6796%   5.8016%      235
40          472       4.4523%   4.5843%     323        82       463       5.7027%   5.8230%      205
41          525       4.4944%   4.6205%     378        83       464       5.7238%   5.8454%      202
42          474       4.5212%   4.6584%     316        84       489       5.7423%   5.8631%      227


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.